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                                                                       EXHIBIT D

                              CONSULTING AGREEMENT

         AGREEMENT made this 23rd day of June, 1996 between Isramco, Inc., with offices at 800 Fifth Avenue, Suite 21-D, New York, New York 10021 (the "Company") and Natural Resources Exploration Services B.V., with offices at Amsteldyk 166, 1079 LH Amsterdam ("Consultant").

         WHEREAS, the Company is presently actively engaged in the business of oil and gas exploration in Israel; and

         WHEREAS, Consultant is in the business of providing management personnel to advise businesses relating to their operations and investments outside of the United States and in European countries and maintains executive and operating personnel for this purpose; and

         WHEREAS, Danny Toledano is an employee of Consultant; and

         WHEREAS, the Company is desirous of retaining the services of Consultant to assist the Company in performing consulting functions on an as needed basis and Consultant has agreed to make the services of Danny Toledano available for this purpose.

         NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, Consultant and the Company hereby agree as follows:

          1. Consulting Services. The Company hereby engages Consultant and Consultant hereby agrees to make himself available to render at the request of the Company solely outside of the United States, certain independent advisory and consulting services to the best of its ability in compliance with all applicable laws, the Company's Articles of Incorporation and By-laws and under the terms and conditions hereof. Services rendered by Consultant hereunder may be made via telephone and via correspondence. It is understood that the services rendered shall be upon the request of the Company and shall be rendered at such time, in such manner and at such places as shall be reasonably convenient and consistent with Consultant's other business and personal commitments.

          2. Compensation. In consideration of Consultant's promise to perform the services for the Company as provided for in Section 1 hereof and as an inducement to enter into this Agreement, the Company shall pay to Consultant an annual consulting fee of Seventy-Two Thousand ($72,000) Dollars payable in full on the execution date hereof.
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          3.     Expenses.  Consultant shall be reimbursed for all reasonable business expenses incurred by it in connection with the business activities of the Company, during the Consulting Term (as hereinafter defined) in the performance of its services hereunder in compliance with the existing policies of the Company relating to reimbursement of such expenses provided, however, that Consultant shall not expend or incur any one expense in excess of Two Hundred Fifty ($250) Dollars without the Company's prior approval. Consultant is required to submit sufficient documentation of expenditures to the Company.

          4. Independent Contractor. It is expressed, understood and agreed that Consultant is acting as an independent contractor in performing its services hereunder. The Company shall carry no workmen's compensation insurance or any accident insurance to cover Consultant. The Company shall not pay any contribution to social security, employment insurance, federal and state withholding taxes.

          5. Term. This Agreement shall be in full force and effect from the date hereof and continuing up to and through June 23, 1997 (the "Consulting Term").

          6. Confidentiality/Disclosure of Information. Consultant shall not disclose or appropriate to its own use, or to the use of any third party, at any time prior to, during or subsequent to the Consulting Term, any secret or confidential information of the Company or any of the Company's affiliates or subsidiaries of which Consultant becomes informed during such period or during its prior employment by the Company, whether or not developed by Consultant, except such information that is at the time (a) generally known to the public, (b) comes to Consultant independently of its relationship with the Company or (c) information the disclosure of which would have no material adverse impact on the Company. The Company shall have the right to obtain injunctive relief for violation of the terms of this Paragraph 6, and the terms of this Paragraph shall survive the Consulting Term.

          7. Severability. With respect to any provision of this Agreement finally determined by a court of competent jurisdiction to be unenforceable, Consultant and the Company hereby agree that such court shall have jurisdiction to reform such provision so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. In the event that any provision of this Agreement cannot be reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

          8. Corporate Authority. The Company by executing this Agreement hereby represents and warrants to Natural Resources Exploration Services B.V. that this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in





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accordance with its terms, except as to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws or court decisions now or hereinafter in effect relating to or affecting creditors' rights and remedies generally and to the general principles of equity.

          9. Authority. Natural Resources Exploration Services B.V. by executing this Agreement represents that this Agreement has been duly executed and delivered by it to the Company and is a legal, valid and binding agreement, enforceable against it in accordance with its terms except as to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws or court decisions now or hereinafter in effect relating to or affecting creditors' rights and remedies generally and to the general principles of equity.

         10. Binding Effect; Assignment. The terms and provisions of this Agreement shall be binding on and inure to the benefit of Consultant, the Company and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement shall require the personal services of Consultant and consequently, Consultant may not assign, pledge or encumber in any way all or part of its obligations under this Agreement without the prior written consent of the Company.

         11. No Modification. No agreement, modification, or waiver or any provision of this Agreement, nor consent to any departure therefrom shall be effective unless the same shall be in writing and signed by the parties hereto.

         12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         13. Notices. All notices, consents, demands, requests, approvals and other communications which are required or may be given hereunder shall be in writing and be deemed to have been given, delivered or mailed, registered or certified, first class postage prepaid and/or telefax as follows:

                 If to Consultant:

                 Natural Resources Exploration Services B.V.
                 Amsteldyk 166
                 1079 LH Amsterdam
                 Attention:  Mr. Danny Toledano





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                 If to Company:

                 Isramco, Inc.
                 Isramco - Israel Branch
                 Shavit House
                 4 Raoul Wallenberg Street
                 Tel Aviv 69174 Israel

                 With copies to:

                 Law Offices of David Malkin, P.C.
                 460 Park Avenue
                 21st Floor
                 New York, New York 10022

         14. Captions. The Section headings of this Agreement are included for convenience only and shall not constitute a part of this Agreement in construing or interpreting any provision hereof.

         IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this instrument as of the day and year first above written.



                                    Isramco, Inc.



                                    By:
                                       ----------------------------------------


                                    Natural Resources Exploration Services B.V.


                                    By:
                                       ----------------------------------------
                                            Danny Toledano






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